UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT	October 2, 2017
(DATE OF EARLIEST EVENT REPORTED)	October 2, 2017

BOARDWALK PIPELINE PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	01-32665	20-3265614
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

9 Greenway Plaza, Suite 2800
Houston, Texas 77046
(Address of principal executive office)

(866) 913-2122
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 9e-4(c) under the Exchange Act (17 CFR 240.9e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Yes ☐ No ☐

Item 7.01 Regulation FD Disclosure.

On October 2, 2017, the Registrant issued a press release announcing that Texas Gas Transmission, LLC, a wholly-owned subsidiary of the Registrant, is seeking approval from the Federal Energy Regulatory Commission to restructure certain of its existing firm transportation agreements and add new firm transportation agreements on its Fayetteville and Greenville laterals with subsidiaries of Southwestern Energy Company. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”).

The information under Item 7.01 and in Exhibit 99.1 in this Report is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under Item 7.01 and in Exhibit 99.1 in this Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements

Investors are cautioned that certain statements contained in this Report, as well as some statements in periodic press releases and some oral statements made by officials of the Registrant and its affiliates during presentations about the Registrant, are “forward-looking.” Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words “expect,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “will likely result,” “project,” “should” and similar expressions. In addition, any statement made by management of the Registrant concerning approval of the restructured contracts by FERC and the resulting anticipated revenues from the restructured contracts, including statements with respect to the completion, cost, timing and financial performance of growth projects, ongoing business strategies or prospects, and possible actions by the Registrant or its subsidiaries, are also forward-looking statements. Forward-looking statements speak only as of the date they are made, and the Registrant expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement contained herein or made in the meetings to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

All forward-looking statements are inherently subject to a variety of risks and uncertainties, many of which are beyond the Registrant's control, which could cause actual results to differ materially from those anticipated or projected. These include, among others, risks and uncertainties described under Part I, Item 1A, Risk Factors in the Registrant's Annual Report on Form 10-K for the year ended December 31, 2016, and in other filings with the Securities and Exchange Commission.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits:

Exhibit No.

99.1
Boardwalk Pipeline Partners, LP, News Release, issued October 2, 2017, providing information on the Registrant’s restructuring and extension of its firm transportation service agreements with Southwestern Energy Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BOARDWALK PIPELINE PARTNERS, LP
By: BOARDWALK GP, LP,
its general partner
By: BOARDWALK GP, LLC,
its general partner
By: /s/ Jamie L. Buskill
Jamie L. Buskill
Senior Vice President, Chief Financial and
Administrative Officer and Treasurer

Dated: October 2, 2017